                                                                    EXHIBIT 99.1

                           Military Resale Group, Inc.
                              2180 Executive Circle
                        Colorado Springs, Colorado 08906


                                   May 2, 2003

Via EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:     Military Resale Group, Inc.
        Annual Report on Form 10-KSB for the year ended December 31, 2002

Ladies and Gentlemen:

     Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.


                                Very truly yours,

                                   Military Resale Group

                                   By: /s/ Ethan D. Hokit
                                      -----------------------
                                      Name: Ethan D. Hokit
                                      Title: President